UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2026

NorthStrive Acquisition Corp I.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43452	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices, including zip code)

(888) 445-4886

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: “NSAIU,” “NSAI,” “NSAIW,” and “NSAIR”

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, one warrant, and one right to acquire 1/4th of one Class A Ordinary Share	NSAIU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the Units	NSAI	The Nasdaq Stock Market LLC
Rights included as part of the Units	NSAIR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	NSAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 17, 2026, NorthStrive Acquisition Corp I. (the “Company”) priced its initial public offering (the “IPO”) of 10,000,000 units (the “Units”), at a price of $10.00 per Unit and on August 19, 2026 the Company consummated the IPO for total gross proceeds of $100,000,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), one right entitling the holder to receive one-fourth (1/4th) of one Class A Ordinary Share upon the consummation of the Company’s initial business combination (each, a “Right”) and one redeemable warrant (the “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The underwriters have a 45-day option to purchase up to an additional 1,500,000 Units to cover over-allotments, if any.

The Company filed a registration statement on Form S-1 (File No. 333-297611), as amended (the “Registration Statement”), with the U.S. Securities and Exchange Commission (the “Commission”) relating to the IPO, which was declared effective by the Commission on August 17, 2026.

In connection with the IPO, on August 17, 2026, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s Registration Statement:

●	Underwriting Agreement, dated August 17, 2026, by and between the Company and D. Boral Capital LLC, as representatives of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and is incorporated herein by reference;

●	Warrant Agreement, dated August 17, 2026, by and between the Company and VStock Transfer, LLC, a copy of which is attached as Exhibit 4.1 hereto and is incorporated herein by reference;

●	Rights Agreement, dated August 17, 2026, by and between the Company and VStock Transfer, LLC, a copy of which is attached as Exhibit 4.2 hereto and is incorporated herein by reference;

●	Letter Agreement, dated August 17, 2026, by and between the Company, its executive officers, its directors and NorthStrive Sponsor I LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference;

●	Investment Management Trust Agreement, dated August 17, 2026, by and between the Company and Equiniti Trust Company, LLC, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference;

●	Registration Rights Agreement, dated August 17, 2026, by and among the Company, the Sponsor and the Holders signatory thereto, a copy of which is attached as Exhibit 10.3 hereto and is incorporated herein by reference;

●	Private Placement Units Purchase Agreement, dated August 17, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and is incorporated herein by reference;

●	Indemnity Agreement, dated August 17, 2026, by and between the Company and each of the Company’s directors and officers: Michel Tamer, James Dawson, Jeffrey Parry, George Kovalyov, Dane May, Gust Kepler and David Goertz, a form of which is attached as Exhibit 10.5 hereto and is incorporated herein by reference; and

●	Administrative Services Agreement, dated August 17, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

The material terms of such agreements are fully described in the Company’s final prospectus, dated August 17, 2026 as filed with the Commission on August 19, 2026 (the “Prospectus”) and are incorporated herein by reference. Each of the foregoing agreements, are attached hereto as exhibits to this Current Report on Form 8-K, as enumerated below in the table set forth in response to Item 9.01.

Item 3.02. Unregistered Sales of Equity Securities.

On August 19, 2026, simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 231,750 units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $2,317,500 (the “Private Placement”). The Private Placement Units are identical to the Units sold in the IPO, except that, for so long as the Private Placement Units are held by the Sponsor or their permitted transferees, the Private Placement Units (i) may not (including the securities underlying the Private Placement Units), subject to certain limited exceptions, be transferred, assigned or sold until the later of the effective date of the IPO’s registration statement or the consummation of the Company’s initial business combination and are entitled to registration rights. The material terms of the Private Placement Units are fully described in the Prospectus and are incorporated herein by reference. No underwriting discounts or commissions were paid with respect to the sale of the Private Placement Units. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, on August 17, 2026, Michel Tamer, Chief Executive Officer, James Dawson, Chief Financial Officer, and the following directors of the Company: Jeffrey Parry, George Kovalyov, Dane May, Gust Kepler, and David Goertz, each entered into an Indemnity Agreement with the Company. On August 17, 2026, all directors and officers of the Company along with the Sponsor and certain other security holders named therein, entered into the Letter Agreement.

Other than the foregoing, none of the directors or officers of the Company is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K under the Securities Act involving the Company.

A copy of the Letter Agreement and form of the indemnity agreement are attached as Exhibits 10.1 and 10.5 hereto, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 19, 2026, immediately prior to the consummation of the IPO, the Company’s Amended and Restated Memorandum and Articles of Association became effective (the “Amended Charter”). The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $100,000,000 of the net proceeds from the IPO and the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by Equiniti Trust Company, LLC, acting as trustee. Except with respect to the interest earned on the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of: (i) the completion of its initial business combination; (ii) the redemption of any public shares if it does not consummate an initial business combination within the completion window in accordance with the Amended Charter; (iii) a repurchase of shares by means of a tender offer or (iv) the redemption of any public shares in connection with any amendment to the Amended Charter (A) that would modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or its obligation to redeem 100% of the public shares if it is unable to consummate its initial business combination within 12 months from the closing of this initial public offering, subject to extension of up to 18 months by means of two three-month extensions in accordance with the Amended Charter, or (B) with respect to any other material provisions of the Amended Charter relating to the rights of public shareholders or pre-initial business combination activity; and (iv) the Company’s liquidation.

An audited balance sheet as of August 19, 2026 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be included in an amendment to the Form 8-K.

On August 17, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 19, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 17, 2026, by and among the Company and D. Boral Capital LLC, as representatives of the underwriters named therein.
3.1	Amended and Restated Memorandum and Articles of Association
4.1	Warrant Agreement, dated August 17, 2026, by and between the Company and VStock Transfer, LLC
4.2	Rights Agreement, dated August 17, 2026, by and between the Company and VStock Transfer, LLC
10.1	Letter Agreement, dated August 17, 2026, by and between the Company, its executive officers, its directors and the Sponsor
10.2	Investment Management Trust Agreement, dated August 17, 2026, by and between the Company and Equiniti Trust Company, LLC.
10.3	Registration Rights Agreement, dated August 17, 2026, among the Company , the Sponsor and the Holders signatory thereto
10.4	Private Placement Units Purchase Agreement, dated August 17, 2026, between the Company and the Sponsor
10.5	Form of Indemnity Agreement, dated August 17, 2026, by and between the Company and each of the Company's directors and officers: Michel Tamer, James Dawson, Jeffrey Parry, George Kovalyov, Dane May, Gust Kepler and David Goertz.
10.6	Administrative Services Agreement, dated August 17, 2026, by and between the Company and the Sponsor.
99.1	Press Release, dated August 17, 2026.
99.2	Press Release, dated August 19, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2026

NorthStrive Acquisition Corp I.

By:	/s/ Michel Tamer
Name:	Michel Tamer
Title:	Chief Executive Officer

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